Exhibit 10.3

CONSENT TO REPAYMENT OF SUBORDINATED DEBT

This Consent to Repayment of Subordinated Debt (this “Agreement”) is entered into as of December 28, 2012, among Ashutosh Roy (“Creditor”), Comerica Bank (“Bank”) and eGAIN CORPORATION, a Delaware corporation, formerly known as eGain Communications Corporation (“Borrower”).

RECITALS

WHEREAS, Borrower is indebted to Creditor under certain documents, instruments and agreements executed in connection with the financing arrangements among Creditor and Borrower.

WHEREAS, Creditor executed a Subordination Agreement in favor of Bank dated as of June 27, 2011 (the “Subordination Agreement”).

WHEREAS, Borrower desires to make a one-time payment to Creditor on or about December 31, 2012, in the amount of $3,000,000.00 (the “Subordinated Debt Payment”).

WHEREAS, the Subordinated Debt Payment, without the prior written consent of Bank, would violate the Subordination Agreement.

WHEREAS, Creditor and Borrower requested that Bank consent to the Subordinated Debt Payment.

NOW THEREFORE, the parties agree as follows:

1. Bank hereby consents to the Subordinated Debt Payment.

2. Creditor acknowledges (a) the execution, delivery and performance by Borrower of that certain Third Amendment to Loan and Security Agreement dated on or about December 28, 2012, and (b) that the Subordination Agreement remains in full force and effect.

3. Creditor affirms its obligations under the Subordination Agreement.

4. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5. Creditor acknowledges that Bank is relying on this Agreement in connection with the funding of its loans to Borrower.

[Signatures on following pages]

“Creditor” ASHUTOSH ROY

/s/ Ashutosh Roy
Signature of Ashutosh Roy

[Creditor Signature Page to Consent to Repayment of Subordinated Debt]

“Bank” COMERICA BANK

By:	/s/ Jeff Lee

Name:	Jeff Lee

Title:	Vice President

[Bank Signature Page to Consent to Repayment of Subordinated Debt]

“Borrower” eGAIN CORPORATION, a Delaware corporation formerly known as eGain Communications Corporation

By:	/s/ Eric Smit

Name:	Eric Smit

Title:	C.F.O.

[Borrower Signature Page to Consent to Repayment of Subordinated Debt]